                                                                    EXHIBIT 20

                       TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
       Distribution Date of October 25, 2000 for the Collection Period of
                 September 1, 2000 through September 30, 2000


       POOL DATA - ORIGINAL DEAL PARAMETERS
       Aggregate Net Investment Value (ANIV)                                                                      749,988,732.51
       Discounted Principal Balance                                                                               749,988,732.51
       Servicer Advance                                                                                             1,324,812.20
       Servicer Payahead                                                                                            1,260,008.73
       Number of Contracts                                                                                                34,185
       Weighted Average Lease Rate                                                                                         6.81%
       Weighted Average Remaining Term                                                                                      33.8
       Servicing Fee Percentage                                                                                            1.00%

       POOL DATA - CURRENT MONTH
       Aggregate Net Investment Value                                                                             597,582,764.27
       Discounted Principal Balance                                                                               593,687,397.09
       Servicer Advances                                                                                            2,330,415.35
       Servicer Pay Ahead Balance                                                                                   2,062,668.41
       Maturity Advances Outstanding                                                                                           -
       Number of Current Contracts                                                                                        33,633
       Weighted Average Lease Rate                                                                                         6.78%
       Weighted Average Remaining Term                                                                                      11.6

       -------------------------------------------------------------------------------------------------------------------------
       RESERVE FUND:
         Initial Deposit Amount                                                                                    28,124,577.47
         Specified Reserve Fund Percentage                                                                                 9.44%
         Specified Reserve Fund Amount                                                                             70,761,436.91

                                                                  CLASS A                CLASS B                    TOTAL
                                                                  AMOUNT                  AMOUNT                    AMOUNT
                                                                  ------                  ------                    ------
         Beginning Balance                                     69,665,686.91           1,095,750.00                70,761,436.91
         Withdrawal Amount                                              0.00                      -                         00.0
         Cash Capital Contribution
         Transferor Excess                                                 -                                                   -
                                                              ------------------------------------------------------------------
         Reserve Fund Balance Prior to Release                 69,665,686.91           1,095,750.00                70,761,436.91
         Specified Reserve Fund Balance                        69,665,686.91           1,095,750.00                70,761,436.91
                                                              ------------------------------------------------------------------
         Release to Transferor                                             -                       -                           -
         Ending Reserve Fund Balance                           69,665,686.91           1,095,750.00                70,761,436.91
         Prior Cumulative Withdrawal Amount                                -                      -                            -
         Cumulative Withdrawal Amount                                   0.00                      -                         00.0
       -------------------------------------------------------------------------------------------------------------------------

       -------------------------------------------------------------------------------------------------------------------------
       LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                VEHICLES
                                                                                    --------
         Liquidated Contracts                                                          95
         Discounted Principal Balance                                                  --                           1,584,035.06
         Net Liquidation Proceeds                                                                                  (1,280,580.00)
         Recoveries - Previously Liquidated Contracts                                                                  (7,260.52)
                                                                                                    ----------------------------
         Aggregate Credit Losses for the Collection Period                                                            296,194.54
                                                                                                    ============================
         Cumulative Credit Losses for all Periods                                                                   4,823,548.13
                                                                                                    ============================
         Repossessed in Current Period                                                 55
                                                                                       --
       RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                            Annualized Average
       FOR EACH COLLECTION PERIOD:                                                                        Charge-Off Rate
         Second Preceding Collection Period                                                                                0.36%
         First Preceding Collection Period                                                                                 0.27%
         Current Collection Period                                                                                         0.59%

       -------------------------------------------------------------------------------------------------------------------------
       CONDITION (i)i (CHARGE-OFF RATE)
       Three Month Average                                                                                                 0.41%
       Charge-off Rate Indicator ( > 1.25%)                                                                    CONDITION NOT MET
       -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                        PERCENT        ACCOUNTS         PERCENT          ANIV
  31-60 Days Delinquent                                       2.06%           693             1.98%       11,809,711.42
  61-90 Days Delinquent                                       0.15%            49             0.14%          815,757.47
  Over 90 Days Delinquent                                     0.05%            17             0.05%          273,830.13
                                                                      --------------------            --------------------------
  Total Delinquencies                                                         759                         12,899,299.02
                                                                      ====================            ==========================


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE
TO THE OUTSTANDING NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD
(INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                      0.16%
  First Preceding Collection Period                                                                                       0.23%
  Current Collection Period                                                                                               0.20%

--------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                     0.20%
  Delinquency Percentage Indicator ( > 1.25%)                                                                 CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                   VEHICLES
                                                                              --------
  Matured Lease Vehicle Inventory Sold                                          332                                5,714,055.17
                                                                                ---
  Net Liquidation Proceeds                                                                                        (5,025,593.55)
                                                                                                      --------------------------
  Net Residual Value (Gain) Loss                                                                                     688,461.62
                                                                                                      ==========================
  Cumulative Residual Value (Gain) Loss                                                                            1,270,843.26
  all periods                                                                                         ==========================

                                                                                   AVERAGE                          AVERAGE
                                              NUMBER   SCHEDULED   SALE       NET LIQUIDATION                      RESIDUAL
MATURED VEHICLES SOLD FOR                      SOLD    MATURITIES  RATIO           PROCEEDS                          VALUE
EACH COLLECTION PERIOD:
  Second Preceding Collection Period            27       128         21.09%      13,410.10                            14,154.89
  First Preceding Collection Period             93       847         10.98%      14,757.03                            16,133.42
  Current Collection Period                    332       465         71.40%      15,137.33                            17,262.67
  Three Month Average                                                            14,955.91                            16,844.68

                                                                                                      --------------------------
Ratio of Three Month Average Net Liquidation                                                                             88.79%
Proceeds to average Residual Value                                                                    --------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                               CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                           AMOUNT/RATIO                  TEST MET?

a) Number of Vehicles Sold > 25% of Scheduled Maturities                           71.40%                       YES

b) Number of Scheduled Maturities > 500                                             465                          NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75%                           88.79%                        NO
   of Avg. Residual Values

Residual Value Indicator  (condition met if tests a, b and c = YES)                                      CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

                       TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
       Distribution Date of October 25, 2000 for the Collection Period of
                 September 1, 2000 through September 30, 2000


----------------------------------------------------------------------------------------------------------------------------------
                                                                            CERTIFICATE BALANCE      CLASS A1       CLASS A2
                                                                 TOTAL      PERCENT     BALANCE      BALANCE        BALANCE
-----------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                   98.00%
  Interest Collections                                       4,460,046.92
  Net Investment Income                                        575,096.00
  Non-recoverable Advances                                     (77,810.74)
                                                         -----------------
  Available Interest                                         4,957,332.18            4,861,048.09     1,249,983.79   2,807,503.28
  Class A1, A2, A3 Notional Interest Accrual Amount         (3,075,508.25)          (3,075,508.25)     (829,237.50) (1,914,848.75)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -                       -                -              -
  Interest Accrual for Adjusted Class B Certificate Bal.      (282,419.42)            (282,419.42)
  Class B Interest Carryover Shortfall                                -                       -
  Servicer's Fee                                              (514,575.97)            (503,269.99)
  Capped Expenses                                              (20,395.10)             (19,946.99)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                  -                       -
  Uncapped Expenses                                                   -                       -
                                                         -----------------          ---------------
  Total Unallocated Interest                                 1,064,433.44              979,903.44
  Excess Interest to Transferor                                       -               (979,903.44)
                                                         -----------------          ---------------
       Net Interest Collections Available                    1,064,433.44                    0.00
                                                         -----------------
  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:                  (963,021.84)
  ACCELERATED PRINCIPAL DISTRIBUTION:                          (16,881.60)
  DEPOSIT TO RESERVE FUND:                                            -
  WITHDRAWAL FROM RESERVE FUND:                                      0.00
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                         -
  NET WITHDRAWAL FROM THE RESERVE FUND:                              0.00

PRINCIPAL:
  Current Loss Amount                                         (984,656.16)            (963,021.84)     (963,021.84)           -
  Loss Reimbursement from Transferor                           963,021.84              963,021.84       963,021.84            -
  Loss Reimbursement from Reserve Fund                                -                       -                -              -
                                                         -----------------          ---------------  -------------  -------------
      Total                                                    (21,634.32)                    -               -               -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         -----------------
  Ending Balance                                                      -
CLASS A INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         -----------------
  Ending Balance                                                      -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         -----------------
  Ending Balance                                                      -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                         -----------------
  Ending Balance                                                      -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                376,582.52                     -                -              -
  Allocations - Current Period                              19,510,184.22           19,510,184.22    19,510,184.22            -
  Allocations - Accelerated Principal Distribution              16,881.60               16,881.60        16,881.60            -
  Allocations - Not Disbursed Beginning of Period          131,076,011.77          131,076,011.77   131,076,011.77            -
  Allocations - Not Disbursed End of Period                150,603,077.59          150,603,077.59   150,603,077.59            -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                 84,530.00                     -                -              -
  Allocations - Current Period                               3,357,927.67            3,357,927.67       829,237.50   1,914,848.75
  Allocations - Not Disbursed Beginning of Period                     -                       -                -              -
  Allocations - Not Disbursed End of Period                  3,357,927.67            3,357,927.67       829,237.50   1,914,848.75
DUE TO TRUST - CURRENT PERIOD:                                                                -
  Total Deposit to/ (Withdrawal from) Reserve Fund                  (0.00)
  Due To Trust                                              22,771,010.01           22,309,897.49    20,208,421.49   1,582,701.47
                                                         -----------------          -------------    -------------  -------------
     Total Due To Trust                                     22,771,010.01           22,309,897.49    20,208,421.49   1,582,701.47
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A3           CLASS B        TRANSFEROR INTEREST
                                                             BALANCE           BALANCE            INTEREST             PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                 2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                       481,475.24       322,085.77               96,284.09
  Class A1, A2, A3 Notional Interest Accrual Amount       (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                      -
  Interest Accrual for Adjusted Class B Certificate Bal.                   (282,419.42)
  Class B Interest Carryover Shortfall                                             -
  Servicer's Fee                                                                                    (11,305.98)
  Capped Expenses                                                                                      (448.11)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                               -
  Uncapped Expenses                                                                                        -
                                                                                                 -----------------
  Total Unallocated Interest                                                                         84,530.00
  Excess Interest to Transferor                                                                     979,903.44
                                                                                                 -----------------
       Net Interest Collections Available                                                         1,064,433.44

  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:                                                       (963,021.84)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                               (16,881.60)
                                                                                                 -----------------
  DEPOSIT TO RESERVE FUND:                                                                           84,530.84
                                                                                                 -----------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                             -                -                                    (21,634.32)
  Loss Reimbursement from Transferor                              -                -               (963,021.84)
  Loss Reimbursement from Reserve Fund                            -                -
                                                        --------------   ---------------                              --------------
      Total                                                       -                -                                    (21,634.32)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -                -                                    376,582.52
  Allocations - Current Period                                    -                -
  Allocations - Accelerated Principal Distribution                -                -
  Allocations - Not Disbursed Beginning of Period                 -                -
  Allocations - Not Disbursed End of Period                       -                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -                -                 84,530.00
  Allocations - Current Period                             331,422.00       282,419.42
  Allocations - Not Disbursed Beginning of Period                 -                -
  Allocations - Not Disbursed End of Period                331,422.00       282,419.42
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                             274,460.11       244,314.42               84,530.00          376,582.52
                                                        ---------------  ---------------         -----------------    --------------
     Total Due To Trust                                    274,460.11       244,314.42               84,530.00          376,582.52
------------------------------------------------------------------------------------------------------------------------------------

                                TOYOTA MOTOR CREDIT CORPORATION
                    Servicer's Certificate - Toyota Auto Lease Trust 1998-C
              Distribution Date of October 25, 2000 for the Collection Period of
                        September 1, 2000 through September 30, 2000



--------------------------------------------------------------------------------------------------------------------------
                                                                   CERTIFICATE BALANCE                 CLASS A1
                                               TOTAL          PERCENT          BALANCE      PERCENT        BALANCE
--------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)     749,988,732.51
  Discounted Principal Balance              749,988,732.51
  Initial Notional/Certificate Balance                 -        100.00%       735,000,000.00   25.71%       189,000,000.00
  Percent of ANIV                                                                     98.00%                        25.20%
  Certificate Factor                                                               1.0000000                     1.0000000
  Notional/Certificate Rate                                                                                        5.2650%
  Target Maturity Date                                                                                   December 25, 2000
  Servicer Advance                            1,324,812.20
  Servicer Payahead                           1,260,008.73
  Number of Contracts                               34,185
  Weighted Average Lease Rate                        6.81%
  Weighted Average Remaining Term                     33.8
  Servicing Fee Percentage                           1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value            617,491,165.33
  Discounted Principal Balance              609,145,507.42
  Notional/Certificate Balance                                                735,000,000.00                189,000,000.00
  Adjusted Notional/Certificate Balance                                       603,923,988.23                 57,923,988.23
  Percent of ANIV                                                                     97.80%                         9.38%
  Certificate Factor                                                               1.0000000                     1.0000000
  Servicer Advances                           2,110,893.87
  Servicer Pay Ahead Balance                  2,086,704.80
  Maturity Advances Outstanding
  Number of Current Contracts                       34,374
  Weighted Average Lease Rate                        6.79%
  Weighted Average Remaining Term                     12.4

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value            597,582,764.27
  Maturity Advance Outstanding              593,687,397.09
  Notional/Certificate Balance                                                735,000,000.00                189,000,000.00
  Adjusted Notional/Certificate Balance                                       584,396,922.41                 38,396,922.41
  Percent of ANIV                                                                     97.79%                         6.43%
  Certificate Factor                                                               1.0000000                     1.0000000
  Servicer Advances                           2,330,415.35
  Servicer Pay Ahead Balance                  2,062,668.41
  Maturity Advances Outstanding                        -
  Number of Current Contracts                       33,633
  Weighted Average Lease Rate                        6.78%
  Weighted Average Remaining Term                     11.6
  Prior Certificate Interest Payment Date  September 25, 2000
  Next Certificate Interest Payment Date    December 26, 2000

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                CLASS A2                   CLASS A3                  CLASS B
                                         PERCENT        BALANCE       PERCENT     BALANCE      PERCENT      BALANCE
---------------------------------------------------------------------------------------------------------------------------

ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance     57.76%        424,500,000.00   9.90%   72,800,000.00   6.63%      48,700,000.00
  Percent of ANIV                                                56.60%                   9.71%                      6.49%
  Certificate Factor                                          1.0000000               1.0000000                  1.0000000
  Notional/Certificate Rate                                     5.4130%                 5.4630%                    6.9590%
  Target Maturity Date                                December 25, 2001          March 25, 2002          Decmeber 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                           424,500,000.00           72,800,000.00              48,700,000.00
  Adjusted Notional/Certificate Balance                  424,500,000.00           72,800,000.00              48,700,000.00
  Percent of ANIV                                                68.75%                  11.79%                      7.89%
  Certificate Factor                                          1.0000000               1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advance Outstanding
  ANIV Net of Maturity Advance**
  Discounted Principal Balance
  Notional/Certificate Balance                           424,500,000.00           72,800,000.00              48,700,000.00
  Adjusted Notional/Certificate Balance                  424,500,000.00           72,800,000.00              48,700,000.00
  Percent of ANIV                                                71.04%                  12.18%                      8.15%
  Certificate Factor                                          1.0000000               1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date March 27, 2000
  Next Certificate Interest Payment Date  September 25, 2000

---------------------------------------------------------------------------------------------------------------------------
                                                    TRANSFEROR INTEREST
                                                         BALANCE
------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance                  14,988,732.51
  Percent of ANIV                                               2.00%
  Certificate Factor
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                          13,567,177.10
  Adjusted Notional/Certificate Balance                 13,567,177.10
  Percent of ANIV                                               2.20%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advance Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                          13,185,841.86
  Adjusted Notional/Certificate Balance                 13,185,841.86
  Percent of ANIV                                               2.21%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advance Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date March 27, 2000
  Next Certificate Interest Payment Date  September 25, 2000

  ** Strictly for purposes of calculating Transferors Interest.

------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                              VEHICLES
                                                               --------
  Principal Collections                                                               7,009,678.15
  Prepayments in Full                                            308                  5,500,410.07
                                                                 ---
  Reallocation Payment                                            6                     100,222.61
                                                                 ---
  Interest Collections                                                                4,460,046.92
  Net Liquidation Proceeds and Recoveries                                             1,287,840.52
  Net Liquidation Proceeds - Vehicle Sales                                            5,025,593.55
  Non-Recoverable Advances                                                              (77,810.74)
                                                                                -----------------------
Total Available                                                                      23,305,981.08
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                             AMOUNT                            ANNUAL AMOUNT
                                                 -------------------------           -----------------------------
  Total Capped Expenses Paid                                    20,395.10                       183,555.90
  Total Uncapped Expenses Paid                                        -                                -
  Capped and Uncapped Expenses Due                                    -                                -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                               -
  Servicer's Fee Due Current Period                            514,575.97
  Servicer's Fee Paid                                          514,575.97
  Servicer's Fee Balance Due                                          -
 SUPPLEMENTAL SERVICER'S FEES                                   57,208.55
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                        VEHICLES                               AMOUNT
                                                         --------                               ------
  Beginning Unreinvested Principal Collections                                                         -
  Principal Collections & Liquidated Contracts                                                         -
  Allocation to Subsequent Contracts                        0                                          -
                                                          -----                      -----------------------------
  Ending Unreinvested Principal Collections                                                            -
------------------------------------------------------------------------------------------------------------------

                                TOYOTA MOTOR CREDIT CORPORATION
                    Servicer's Certificate - Toyota Auto Lease Trust 1998-C
              Distribution Date of October 25, 2000 for the Collection Period of
                        September 1, 2000 through September 30, 2000



-----------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A1        CLASS A2         CLASS A3        CLASS B      TOTAL CLASS
                                                        --------        --------         --------        -------      -----------
                                                        BALANCE         BALANCE          BALANCE         BALANCE        BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                       0.23%           0.27%            0.32%          2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                              189,000,000.00  424,500,000.00  72,800,000.00  48,700,000.00  735,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty                          -
   Due to Swap Counterparty                           -
   Proration %                                 0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to / (receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                         -               -               -              -                 -
Swap Interest Shortfall Inc/(Dec) This Period                   -               -               -              -                 -
Swap Swap Interest Shortfall Carryover                          -               -               -              -                 -

INTEREST RESET
Interest Rate                                            6.89000%        6.93000%        6.98000%       8.66000%
Number of Days                                             92              92             92              92
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE        3,327,870.00     7,517,895.00   1,298,590.22   1,077,785.11   13,222,140.33
-----------------------------------------------------------------------------------------------------------------------------------


         I hereby certify to the best of my knowledge that the servicing report provided is true and correct.


                /s/ ROBERT WOODIE
         -----------------------------------------------------
         Robert Woodie, National Treasury Manager